Supplement dated March 28, 2013
to the Classes Institutional, R-1, R-2, R-3, R-4, and R-5 Shares Prospectus
for Principal Funds, Inc.
dated March 1, 2013

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

MANAGEMENT OF THE FUNDS

The Manager
Add the following to the end of the paragraph that begins, "Principal provides a substantial part of the investment advisory services":
Mr. Tyler is currently on a temporary medical leave of absence. During Mr. Tyler's absence, Mr. Welch has ultimate decision making authority.